                                                                 Exhibit 10.27

                                CONSENT AGREEMENT

         THIS CONSENT AGREEMENT (the "Consent Agreement") is entered into as of July 13, 1998 by and among METRON TECHNOLOGY B.V., a Netherlands corporation ("Metron"), and the investors ("Investors") listed on Exhibit A attached to that certain Investor Rights Agreement (the "Investor Rights Agreement"), dated as of July 6, 1995, by and among Metron and the "Investors" (as defined therein). The Investors are executing this Consent Agreement for the purpose of granting their consent to the joining of certain holders of common shares of Metron as "Investors" to the Investor Rights Agreement.

                                    RECITALS

         A. Metron, Metron Acquisition Sub, Inc. ("Merger Sub"), T.A. Kyser Co. ("Kyser") have executed an Agreement and Plan of Merger and Reorganization ("Merger Agreement"), dated as of June 12, 1998, and stockholders of Kyser joined in the execution of the Merger Agreement by executing a Joinder Agreement with respect thereto (the "Signing Stockholders"). Metron, Merger Sub, Kyser and the Signing Stockholders have entered into the Merger Agreement to effect a merger of Merger Sub with and into Kyser in accordance with the Merger Agreement (the "Merger"). Upon consummation of the Merger, Merger Sub will cease to exist, Kyser will become a wholly-owned subsidiary of Metron, and the stockholders of Kyser ("Stockholders") will be issued capital stock of Metron (the "Purchaser Capital Stock").

         B. The Merger Agreement requires Metron to grant to the Stockholders the rights set forth in the Investor Rights Agreement with respect to the shares of Purchaser Capital Stock issued in connection with the Merger.

         C. The Stockholders shall execute an Accession Agreement ("Accession Agreement") to join into the Investor Rights Agreement on the terms and conditions specified in the Accession Agreement and the Investor Rights Agreement.

         D. Investors signing below consent to joining the Stockholders to the Investor Rights Agreement on the terms set forth herein.

         E. As of the date of this Consent Agreement, Metron has an authorized share capital of twenty three million five hundred thousand (23,500,000) common shares and one million five hundred thousand (1,500,000) preferred shares with a par value of NLG 0.96 per share each.

         Investors, intending to be legally bound, agree as follows:

                                    AGREEMENT

1.       CONSENT.

Each of the Investors consents to the execution and delivery by Metron of the Accession Agreement and further agrees that (i) any shares of Purchaser Capital Stock issued pursuant to the Merger shall be deemed to be "Shares" for purposes of the Investor Rights Agreement (except that the Shares now have a par value of NLG 0.96 per share), (ii) the initial holders thereof shall be deemed to be "Investors" for purposes of the Investor Rights Agreement and (iii)

                                       1.
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"Registrable Securities" as defined in the Investor Rights Agreement shall include the shares of Purchaser Capital Stock issued pursuant to the Merger.

                                       2.
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         The parties hereto have caused this CONSENT AGREEMENT to be executed and delivered as of the date set forth above.

METRON TECHNOLOGY B.V.                          INVESTOR

By: /s/ Michael A. Grandinetti                  By: /s/ Udo Jaensch
   ----------------------------                    ----------------------------
Print Name: Micheal A. Grandinetti              Print Name: Udo Jaensch
           --------------------                             -------------------
Title: Ex. V.P.-Mng. Dir. B                     Title: Ex. V.P.-Mang. Dir. B
      -------------------------                        ------------------------


                                                INVESTOR

By: /s/ Peter V. Leigh                          By: /s/ Keith Reidy
   ----------------------------                    ----------------------------
Print Name: Peter V. Leigh                      Print Name: Keith Reidy
           --------------------                             -------------------
Title: Managing Director                        Title: Dir. Product Dev.
       Vice President Finance                          ------------------------
      -------------------------

                                                INVESTOR

                                                Flouroware, Inc.

                                                By: /s/ James Dauwalter
                                                   ----------------------------
                                                Print Name: James E. Dauwalter
                                                           --------------------
                                                Title: Executive Vice President
                                                       & COO
                                                      -------------------------


                                                INVESTOR

                                                By: /s/ J.C. Levett-Prinsep
                                                   ----------------------------
                                                Print Name: J.C. Levett-Prinsep
                                                           --------------------
                                                Title: Ex. V.P. Equipment
                                                      -------------------------


                                       3.